UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):
January 27, 2016
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QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	001-12537 (Commission File Number)	95-2888568 (IRS Employer Identification Number)

18111 Von Karman, Suite 700
Irvine, California 92612
(Address of Principal Executive Offices)
(949) 255-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.
On January 28, 2016, Quality Systems, Inc. (the “Company”) issued a press release announcing its financial performance for the period ended December 31, 2015. A copy of the press release is attached to this Form 8-K as Exhibit 99.1, and is incorporated herein by reference.
The information in this Item 2.02 of this Form 8-K, as well as Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of David A. Metcalfe as Chief Technology Officer
On January 27, 2016, the Board of Directors of the Company (the “Board”) appointed David A. Metcalfe to serve as the Company’s Chief Technology Officer, effective February 1, 2016.
Prior to joining the Company, Mr. Metcalfe, age 52, served as Vice President of R&D at Becton, Dickinson & Company, a leading worldwide medical technology company, from March 2015 to January 2016. Previously, Metcalfe was Vice President of Product Development at CareFusion Corp., a global medical technology company servicing the critical care market, from September 2012 to March 2015, at which time CareFusion was acquired by Becton, Dickinson & Company. From 2008 to 2012, Metcalfe was Vice President of Development for Allscripts Healthcare Solutions, a provider of healthcare information technology solutions. Earlier in his career, Mr. Metcalfe held numerous other senior-level development positions at technology companies. Mr. Metcalfe holds a Bachelor of Science in Instrumentation and Control Engineering from Teesside University in Middlesbrough, England.
In connection with his appointment, Mr. Metcalfe accepted an offer of terms for at-will employment with the Company, effective February 1, 2016 (the “Employment Terms”). Pursuant to the Employment Terms, Mr. Metcalfe will report to the President and Chief Executive Officer of the Company and his compensation will consist of the following components:

•	Mr. Metcalfe shall be paid an annual base salary of $400,000.

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Mr. Metcalfe shall receive a signing bonus of $190,000 (the “Signing Bonus”) to be paid within 30 days of his first date of employment. The Signing Bonus is subject to forfeiture and repayment to the Company if Mr. Metcalfe is terminated for Cause or resigns for any reason: (i) prior to or on the one-year anniversary of his first day of employment, in the full amount of $190,000, and (ii) prior to or on the two-year anniversary of his first day of employment, in the amount of $95,000 (i.e. 50% of the Signing Bonus). Cause will have the meaning given in the terms and provisions of the Company's 2015 Equity Incentive Plan (the "2015 Plan") filed with the Securities and Exchange Commission (the “Commission”) as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 14, 2015, and incorporated herein by reference.

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On the first day of his employment with the Company, Mr. Metcalfe shall receive a non-qualified stock option grant to purchase 200,000 shares of the Company’s common stock, pursuant to the terms and provisions of the 2015 Plan. The options will have an exercise price equal to the closing price of a share of the Company’s common stock on the date of the grant, a term of eight years from the date of grant, and will vest in equal, annual, 25% installments over a four-year period, beginning on the one-year anniversary of the date of grant. The options will be subject to accelerated vesting in full in accordance with the “double trigger” change of control provisions of the 2015 Plan and the Company’s standard form of stock option agreement for the 2015 Plan filed with the Commission as Exhibit 10.4 to the Company’s Current Report on Form 8-K filed on August 14, 2015 and incorporated herein by reference.

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Mr. Metcalfe is eligible to receive a fiscal year 2016 cash bonus of up to 60% of his base salary, subject to the Company’s attainment of the financial objectives and achievement of certain performance targets established under the 2016 Executive Compensation Program previously approved by the Compensation Committee of the Board and described in the Company’s 2015 Proxy Statement, provided that Mr. Metcalfe continues to be employed by the Company on the date such bonus is payable. Any bonus payable for the Company’s 2016 fiscal year will be pro-rated for the number of full months of Mr. Metcalfe’s employment during such fiscal year.

•	Mr. Metcalfe and his family will be eligible for participation in the Company’s health and welfare benefit plans to the same extent generally applicable to all executive officers of the Company.

•	Mr. Metcalfe will be entitled to three weeks of paid vacation leave per year, prorated for calendar year 2016, and will be entitled to accrue a maximum of four weeks of paid vacation leave.
Mr. Metcalfe will also be required to acquire and hold shares of the Company’s common stock in accordance with the Company’s Executive Stock Ownership Program in order to better align his interests with the interests of the shareholders of the Company.
All compensatory arrangements in the Employment Terms were approved by the Compensation Committee of the Board.
The foregoing summary of the Employment Terms is qualified in its entirety by the text of the offer letter accepted by Mr. Metcalfe, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
In accordance with the Company’s standard practices for executive officers, effective February 1, 2016, the Company will enter into an indemnification agreement with Mr. Metcalfe, which will be substantially consistent with the Company’s form of Indemnification Agreement, filed with the Commission as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on January 28, 2013, and incorporated herein by reference.
Other than the Employment Terms, there are no arrangements or understandings between Mr. Metcalfe and any other person pursuant to which Mr. Metcalfe was appointed to serve as the Chief Technology Officer of the Company. There are no family relationships between Mr. Metcalfe and any director or executive officer of the Company, and Mr. Metcalfe has no direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 7.01    Regulation FD Disclosure.
The Company issued a press release on January 28, 2016, announcing, amongst other matters, the appointment of Mr. Metcalfe as the Chief Technology Officer of the Company. The press release making these announcements is attached hereto as Exhibit 99.1.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including such portions of Exhibit 99.1 relating to Mr. Metcalfe’s appointment shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Employment Offer Letter, dated January 27, 2016, between David Metcalfe and Quality Systems, Inc.
99.1	Press Release dated January 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2016	QUALITY SYSTEMS, INC.
	By:	/s/ John K. Stumpf
John K. Stumpf
Interim Chief Financial Officer

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit No.	Description
10.1	Employment Offer Letter, dated January 27, 2016, between David Metcalfe and Quality Systems, Inc.
99.1	Press Release dated January 28, 2016

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